INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie - Vice President	Sue Martenson - Senior Manager
Investor Relations	Public Relations
(408) 544-6996	(408) 544-8158
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES FIRST QUARTER RESULTS

San Jose, Calif., April 24, 2014 — Altera Corporation (NASDAQ: ALTR) today announced first quarter sales of $461.1 million, up 1 percent from the fourth quarter of 2013 and up 12 percent from the first quarter of 2013. First quarter net income was $116.5 million, $0.37 per diluted share, compared with net income of $98.9 million, $0.31 per diluted share, in the fourth quarter of 2013 and $120.2 million, $0.37 per diluted share, in the first quarter of 2013.

Cash flow from operating activities was $130.4 million. Altera repurchased approximately 4.6 million shares during the quarter at a cost of $161.8 million.

Altera's board of directors has declared a quarterly cash dividend of $0.15 per share, to be paid on June 2, 2014 to stockholders of record on May 12, 2014.

"The quarter exceeded our expectations as stronger than anticipated Chinese LTE deployments drove wireless sales," said John Daane, president, chief executive officer, and chairman of the board. "We are now shipping Arria 10 FPGAs that offer more logic capacity than any other 20 nm FPGA and speeds that exceed the prior generation high end. Simultaneously, we are making solid progress in the development of our Stratix 10 devices, which use Intel's 14 nm Tri-gate process plus a new FPGA logic architecture to deliver performance twice that of our current high-end FPGA, with vastly more logic resources, lower power and cost."

Several recent accomplishments mark the company's continuing progress:

•
Altera and Intel have extended their manufacturing partnership to include development of multi-die devices. This collaboration is an extension of the foundry relationship between Altera and Intel, in which Intel is manufacturing Altera’s Stratix® 10 FPGAs and SoCs using Intel's 14 nm Tri-Gate process. Altera’s work with Intel will enable the development of multi-die devices that efficiently integrate monolithic 14 nm Stratix 10 FPGAs and SoCs with other advanced components, which may include DRAM, SRAM, ASICs, processors and analog components, in a single package. Intel’s 14 nm Tri-Gate process density advantage and Altera’s patented FPGA redundancy technology enable Altera to deliver the industry’s highest density monolithic FPGA die, offering greater integration of system components on a single die. Altera is leveraging this leadership and Intel’s packaging technology to integrate even more capabilities into a single system-in-a-package solution. Intel’s manufacturing process is co-optimized to offer manufacturing simplicity consisting of turnkey foundry services that include the manufacturing, assembly and testing of heterogeneous multi-die devices. Intel and Altera are currently developing test vehicles aimed at streamlining manufacturing and integration flows to support this expanded collaboration.

•
In recognition of the technological innovations the company has brought to market in the past year, Altera took top honors for Design Team of the Year and Ultimate Product - Software at this year's EE Times and EDN Annual Creativity in Electronics (ACE) Awards competition. The Design Team of the Year award honors the company with a design team whose collaborative efforts made a significant contribution to furthering technology innovation and whose project management abilities were creative, efficient and inspiring. The Altera and Micron Technology design teams were jointly recognized for their work in achieving interoperability between Altera’s Stratix V FPGAs with Micron’s Hybrid Memory Cube, which enables the development of advanced communications and computing designs. The Ultimate Product - Software award recognizes the company with the most innovative software product of the year. Altera’s software development kit (SDK) for OpenCL was recognized for this prestigious award for its ability to allow software programmers to access the performance and low-power advantages of FPGAs. Altera is the industry’s first company to offer an SDK for OpenCL that targets FPGAs.

•
Altera received two DesignVision Awards at DesignCon 2014 for its innovations in FPGA and SoC technology. Altera’s next-generation, 14 nm Stratix 10 FPGAs and SoCs won for best semiconductor and IP, and the ARM® Development Studio 5 (DS-5™) Altera Edition toolkit won for best design verification tool. The DesignVision Award recognizes technologies, applications, products and services judged to be the most unique and beneficial to the industry. Altera’s next-generation high-performance Stratix 10 FPGAs and SoCs were recognized by the judges for offering breakthrough advantages in performance, power savings and system integration. Altera’s ARM DS-5 Altera Edition toolkit was recognized by judges for its ability to remove the debugging barrier between the integrated dual-core CPU subsystem and FPGA fabric in Altera SoC devices. The DS-5 Altera Edition toolkit combines the most advanced multi-core debugger for the ARM architecture with the ability to adapt to the logic contained in the FPGA. The toolkit provides embedded software developers an unprecedented level of full-chip visibility and control through the standard DS-5 user interface.

SELECTED FIRST QUARTER REVENUE AND RELATED RESULTS

($ in thousands) Key Ratios & Information	March 28, 2014	December 31, 2013
Current Ratio	6:1	6:1
Liabilities/Equity	2:3	2:3
Quarterly Operating Cash Flows	$130,430	$130,759
TTM Return on Equity	13%	13%
Quarterly Depreciation Expense	$12,996	$11,321
Quarterly Capital Expenditures	$7,116	$14,253
Inventory MSOH (1): Altera	3.1	3.4
Inventory MSOH (1): Distribution	0.6	0.7
Cash Conversion Cycle (Days)	157	160
Turns	48%	45%
Book to Bill	>1.0	1.0

Note (1): MSOH: Months Supply On Hand

ALTERA CORPORATION
NET SALES SUMMARY
(Unaudited)

	Three Months Ended			Quarterly Growth Rate
	March 28, 2014	December 31, 2013	March 29, 2013	Sequential Change	Year- Over-Year Change
Geography
Americas	15%	19%	20%	(17)%	(13)%
Asia Pacific	43%	41%	38%	6%	24%
EMEA	26%	24%	27%	11%	11%
Japan	16%	16%	15%	(4)%	18%
Net Sales	100%	100%	100%	1%	12%

Product Category
New	49%	47%	39%	4%	39%
Mainstream	23%	24%	29%	(4)%	(12)%
Mature and Other	28%	29%	32%	1%	2%
Net Sales	100%	100%	100%	1%	12%

Vertical Market
Telecom & Wireless	45%	40%	41%	14%	23%
Industrial Automation, Military & Automotive	22%	22%	22%	1%	13%
Networking, Computer & Storage	15%	19%	18%	(20)%	(7)%
Other	18%	19%	19%	(3)%	7%
Net Sales	100%	100%	100%	1%	12%

FPGAs and CPLDs
FPGA	83%	83%	85%	2%	10%
CPLD	9%	9%	8%	(2)%	17%
Other Products	8%	8%	7%	0%	32%
Net Sales	100%	100%	100%	1%	12%

Product Category Description

•	New Products include the Stratix® V, Stratix IV, Arria® V, Arria II, Cyclone® V, Cyclone IV, MAX® V, HardCopy® IV devices and Enpirion PowerSoCs.

•	Mainstream Products include the Stratix III, Cyclone III, MAX II and HardCopy III devices.

•
Mature and Other Products include the Stratix II, Stratix, Arria GX, Cyclone II, Cyclone, MAX 3000A, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, HardCopy II, HardCopy, FLEX® series, APEX™ series, Mercury™, Excalibur™ devices, configuration and other devices, intellectual property cores, and software and other tools.

Business Outlook for the Second Quarter 2014

Sales and Income Statement

Sequential Sales Growth	+ 2% to + 6%
Gross Margin	67% +/- .5%
Research and Development (1)	$104 - $106 million
SG&A	$78 - $80 million
Other Income/Expense, Net (2)	Net expense of approximately $4 million
Tax Rate	12% - 13%
Diluted Share Count	Approximately 315 million
Turns	Low 40's
Inventory MSOH	High 3's
Note (1): The business outlook for Research and Development expense includes amortization of acquisition-related intangible assets
Note (2): Other Income/Expense, Net includes Interest income and other and Interest expense in our consolidated statements of comprehensive income.

Vertical Market

Telecom & Wireless	Up
Industrial Automation, Military & Automotive	Down
Networking, Computer & Storage	Up
Other	Flat

First Quarter Earnings Conference Call

A conference call will be held today at 1:45 p.m. Pacific time to discuss the quarter's results and management's current business outlook. The web cast and subsequent replay will be available in the Investor Relations section of the company's website at www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Forward-Looking Statements

Statements in this press release that are not historical are "forward-looking statements" as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as "will," "expects," "anticipates," or other words that imply or predict a future state. Forward-looking statements include, but are not limited to, statements regarding product development, the effect of Altera's agreement with Intel Corporation, product performance parameters, and any projection of revenue, gross margin, expense or other financial items discussed in the Business Outlook section or elsewhere in this press release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ materially from those currently anticipated, due to a number of factors, including without limitation, current global economic conditions, customer business environment, customer inventory levels, product availability, vertical market mix, market acceptance of the company's products, product introduction schedules, the rate of growth of the company's new products including Cyclone® V, Cyclone IV, Arria® V, Arria II, Stratix® V, Stratix IV FPGAs, MAX® V CPLDs, HardCopy® IV device families and Enpirion PowerSoCs, as well as changes in economic conditions and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission (SEC) from time to time. Copies of Altera's SEC filings are posted on the company's website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About Altera

Altera® programmable solutions enable designers of electronic systems to rapidly and cost effectively innovate, differentiate and win in their markets. Altera offers FPGAs, SoCs, CPLDs, ASICs and complementary technologies, such as power management, to provide high-value solutions to customers worldwide. Visit www.altera.com.

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ALTERA, ARRIA, CYCLONE, ENPIRION, MAX, MEGACORE, NIOS, QUARTUS and STRATIX words and logos are trademarks of Altera Corporation and registered in the U.S. Patent and Trademark Office and in other countries. All other words and logos identified as trademarks or service marks are the property of their respective holders as described at www.altera.com/legal.

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ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	March 28, 2014	December 31, 2013	March 29, 2013

Net sales	$461,092	$454,367	$410,501
Cost of sales	151,868	144,024	126,083
Gross margin	309,224	310,343	284,418
Operating expense
Research and development expense	97,657	106,643	87,717
Selling, general, and administrative expense	74,507	84,692	78,600
Amortization of acquisition-related intangible assets	2,465	1,850	213
Total operating expense	174,629	193,185	166,530
Operating margin (1)	134,595	117,158	117,888
Compensation expense — deferred compensation plan	1,454	3,881	3,422
Gain on deferred compensation plan securities	(1,454)	(3,881)	(3,422)
Interest income and other	(5,985)	(4,902)	(1,659)
Gain reclassified from other comprehensive income	(48)	(24)	(54)
Interest expense	10,488	8,272	2,465
Income before income taxes	130,140	113,812	117,136
Income tax expense/(benefit)	13,626	14,878	(3,053)
Net income	116,514	98,934	120,189

Other comprehensive income/(loss):
Unrealized gain/(loss) on investments:
Unrealized holding gain/(loss) on investments arising during period, net of tax of $24, ($11) and ($5)	12,560	(26,811)	(1)
Less: Reclassification adjustments for gain on investments included in net income, net of tax of $4, $2 and $5	(44)	(22)	(49)
Other comprehensive income/(loss)	12,516	(26,833)	(50)
Comprehensive income	$129,030	$72,101	$120,139

Net income per share:
Basic	$0.37	$0.31	$0.38
Diluted	$0.37	$0.31	$0.37

Shares used in computing per share amounts:
Basic	316,552	319,993	319,867
Diluted	318,901	322,018	323,021

Dividends per common share	$0.15	$0.15	$0.10

Tax rate	10.5%	13.1%	(2.6)%
% of Net sales:
Gross margin	67.1%	68.3%	69.3%
Research and development (1)	21.7%	23.9%	21.4%
Selling, general, and administrative	16.2%	18.6%	19.1%
Operating margin(2)	29.2%	25.8%	28.7%
Net income	25.3%	21.8%	29.3%

Notes:
(1) Research and development expense as a percentage of Net sales includes amortization of acquisition-related intangible assets.

(2) We define operating margin as gross margin less research and development expense, selling, general and administrative expense and amortization of acquisition-related intangible assets, as presented above. This presentation differs from income from operations as defined by U.S. Generally Accepted Accounting Principles ("GAAP"), as it excludes the effect of compensation associated with the deferred compensation plan obligations. Since the effect of compensation associated with our deferred compensation plan obligations is offset by losses/(gains) from related securities, we believe this presentation provides a more meaningful representation of our ongoing operating performance. A reconciliation of operating margin to income from operations follows:

	Three Months Ended
(In thousands, except per share amounts)	March 28, 2014	December 31, 2013	March 29, 2013
Operating margin (non-GAAP)	$134,595	$117,158	$117,888
Compensation expense — deferred compensation plan	1,454	3,881	3,422
Income from operations (GAAP)	$133,141	$113,277	$114,466

ALTERA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands, except par value amount)	March 28, 2014	December 31, 2013

Assets
Current assets:
Cash and cash equivalents	$2,752,111	$2,869,158
Short-term investments	157,136	141,487
Total cash, cash equivalents, and short-term investments	2,909,247	3,010,645
Accounts receivable, net	443,409	483,032
Inventories	158,137	163,880
Deferred income taxes — current	60,209	63,228
Deferred compensation plan — marketable securities	65,646	66,455
Deferred compensation plan — restricted cash equivalents	19,636	16,699
Other current assets	50,535	48,901
Total current assets	3,706,819	3,852,840
Property and equipment, net	198,266	204,142
Long-term investments	1,718,237	1,695,066
Deferred income taxes — non-current	18,422	10,806
Goodwill	74,341	73,968
Acquisition-related intangible assets, net	79,685	82,150
Other assets, net	77,280	76,676
Total assets	$5,873,050	$5,995,648

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$35,997	$44,163
Accrued liabilities	42,814	41,218
Accrued compensation and related liabilities	49,838	51,105
Deferred compensation plan obligations	85,282	83,154
Deferred income and allowances on sales to distributors	414,519	487,746
Total current liabilities	628,450	707,386
Income taxes payable — non-current	286,603	276,326
Long-term debt	1,491,789	1,491,466
Other non-current liabilities	8,295	8,403
Total liabilities	2,415,137	2,483,581
Stockholders' equity:
Common stock: $.001 par value; 1,000,000 shares authorized; outstanding - 313,609 shares at March 28, 2014 and 317,769 shares at December 31, 2013	314	318
Capital in excess of par value	1,197,456	1,216,826
Retained earnings	2,275,589	2,322,885
Accumulated other comprehensive loss	(15,446)	(27,962)
Total stockholders' equity	3,457,913	3,512,067
Total liabilities and stockholders' equity	$5,873,050	$5,995,648

ALTERA CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended
(In thousands)	March 28, 2014	March 29, 2013

Cash Flows from Operating Activities:
Net income	$116,514	$120,189
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,628	11,161
Amortization of acquisition-related intangible assets	2,465	213
Amortization of debt discount and debt issuance costs	779	281
Stock-based compensation	23,347	22,242
Net gain on sale of available-for-sale securities	(48)	—
Amortization of investment discount/premium	685	—
Deferred income tax expense/(benefit)	9,211	(15,606)
Tax effect of employee stock plans	(217)	861
Excess tax benefit from employee stock plans	(326)	(741)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	39,623	(42,709)
Inventories	5,743	13,439
Other assets	(3,992)	13,036
Accounts payable and other liabilities	(3,425)	(9,660)
Deferred income and allowances on sales to distributors	(73,227)	36,649
Income taxes payable	(2,004)	6,239
Deferred compensation plan obligations	674	(6,116)
Net cash provided by operating activities	130,430	149,478
Cash Flows from Investing Activities:
Purchases of property and equipment	(12,622)	(14,586)
(Purchases)/sales of deferred compensation plan securities, net	(674)	6,116
Purchases of available-for-sale securities	(103,982)	(121,111)
Proceeds from sale of available-for-sale securities	35,562	48,978
Proceeds from maturity of available-for-sale securities	41,548	34,416
Purchase of other investments	—	(176)
Net cash used in investing activities	(40,168)	(46,363)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock through stock plans	6,082	8,442
Shares withheld for employee taxes	(3,048)	(3,360)
Payment of dividends to stockholders	(47,554)	(31,978)
Long-term debt and credit facility issuance costs	(1,321)	—
Repurchases of common stock	(161,794)	—
Excess tax benefit from employee stock plans	326	741
Net cash used in financing activities	(207,309)	(26,155)
Net (decrease)/increase in cash and cash equivalents	(117,047)	76,960
Cash and cash equivalents at beginning of period	2,869,158	2,876,627
Cash and cash equivalents at end of period	$2,752,111	$2,953,587